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                             AMENDMENT NO. 1 TO
                     EXECUTIVE MANAGEMENT AGREEMENT


This Amendment No. 1 to Executive Management Agreement (this "Amendment") is made and entered into as of June 30, 2000, by and between MagneTek, Inc. (the "Company"), a Delaware corporation, and The Spectrum Group, Inc.
("Spectrum"), a California corporation.


                              WITNESSETH

     WHEREAS, the Company and Spectrum entered into a five-year Executive Management Agreement dated as of July 1, 1994 (the "Agreement") which would have expired by its terms on July 1, 1999; and

     WHEREAS, the Board of Directors of the Company adopted certain resolutions as of May 5, 1999 extending the Agreement through June 30, 2000; and

     WHEREAS, the Company and Spectrum at this time desire to amend the Agreement so as to extend it through December 31, 2002.

                               AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and Spectrum agree as follows:

     1. Section 1.A of the Agreement is hereby amended by deleting the words "July 1, 1999" and replacing them with the words "December 31, 2002".

     2. Section 3 of the Agreement is hereby amended by deleting the words "July 1, 1999" and replacing them with the words "December 31, 2002".

     3. Section 5.A of the Agreement is hereby amended by deleting the addresses and replacing them with the following:

            "If to the Company:

                  MagneTek, Inc.
                  26 Century Boulevard
                  Suite 600
                  Nashville, TN  37214
                  Attention:  General Counsel

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                         If to Spectrum:

                                 The Spectrum Group, Inc.
                                 11050 Santa Monica Boulevard
                                 2nd Floor
                                 Los Angeles, CA  90025
                                 Attention:  Chairman"

4. Except as amended hereby, the Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Executive Management Agreement as of the date first above written.

                                                     MAGNETEK, INC.



                                                     By:----------------------



                                                     THE SPECTRUM GROUP, INC.



                                                     By:----------------------